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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 30, 1997
                        (Date of earliest event reported)

                        --------------------------------


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                          0-19322                    81-0470853
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       file number)              Identification No.)
of incorporation
or organization)

                          --------------------------------


                              2311 South 7th Avenue
                             Bozeman, Montana 59715
                     (Address of principal executive office)

                                 (406) 585-6600
              (Registrant's telephone number, including area code)


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Item 6.           Resignation of Registrant's Director.
-------           -------------------------------------

     (a) On June 18, 1997, the Board of Directors of Video Lottery Technologies, Inc. ("VLT" or the "Company") determined not to nominate William P. Lyons for re-election to the Board of Directors ("Board") at the Company's next annual stockholders meeting, which had been tentatively scheduled for August 21, 1997. Subsequently, in a letter to the Board dated July 30, 1997 ("Lyons Letter"), Mr. Lyons informed the Board of his decision to resign as a director, effective immediately. Mr. Lyons indicated that he was resigning as a result of his disagreement with certain policies and actions of the Board. The following summary of Mr. Lyons' description of his disagreement is qualified in its entirety by reference to the Lyons Letter, a copy of which is attached hereto as
Exhibit 17. As more fully discussed in Item 6 (b), below, the Company believes that the Lyons Letter contains numerous statements that are inaccurate, incorrect and/or incomplete. The summary of the Company's views set forth in
Item 6 (b), below, is qualified in its entirety by reference to the Company's letter to Mr. Lyons dated August 6, 1997, a copy of which is attached hereto as
Exhibit 99.

     In advising the Board of his resignation, Mr. Lyons alleged that the Board, in his view, had ignored certain principles of corporate governance and had failed to conduct itself in a manner consistent with the obligations of directors of a publicly-owned company. Mr. Lyons further expressed his disagreement with certain alleged policies and practices of the Board that, in his view, resulted "... in the entrenchment and enrichment of management and certain Board members at the expense of stockholders, and subvert[ed] the independent supervisory role of a board of directors."

     Specifically, Mr. Lyons disagreed with: (1) the Board's handling of certain payments made by the Company to International Equity Partners ("IEP"), a firm of which the Company's Chairman, Richard Burt, is a principal; and (2) the Board's appointment of John Hardesty as a director, effective December 18, 1996, and its decision to nominate Mr. Hardesty for re-election as a director at the Company's next annual meeting of stockholders. In addition, as more particularly described in the Lyons Letter, Mr. Lyons criticized the Board for its alleged "systematic quashing of independent review and supervision of management actions."

     (b) The Company believes that numerous statements included in Lyons Letter are inaccurate, incorrect and/or incomplete and therefore provides the following statement of its views regarding matters raised in the Lyons Letter. The following statement is qualified in its entirety by reference to the Company's letter to Mr. Lyons, dated August 6, 1997, a copy of which is attached hereto as
Exhibit 99.



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





     The Company categorically denies that the Board ignored principles of responsible corporate governance and maintains that the Board has conducted itself at all times in a manner entirely consistent with the obligations of a Board of Directors of a publicly owned company. Furthermore, the Company categorically denies that any policy or practice of the Board resulted in the entrenchment or improper enrichment of management or any Board member at the expense of stockholders. In the Company's view, the Board has played an appropriate independent supervisory role with respect to the business affairs of the Company and has fully and faithfully executed its fiduciary duties.

     Mr. Lyons served on the Board as a designee of director and stockholder William Spier, pursuant to a stockholders agreement between the Company and Mr. Spier's investor group. In August of 1996, Mr. Spier, with Mr. Lyons' support, asked the Board to name him Chief Executive Officer of the Company. After careful consideration by the Board, which included input from management and other key stockholders, the Board declined to name Mr. Spier CEO. Subsequently, Messrs. Spier and Lyons have disagreed with the Board on most matters and have, from time to time, raised many of the issues outlined in the Lyons Letter.

     The Company believes that Mr. Lyons' concerns regarding certain payments by the Company to IEP (which were first expressed at the time the Board declined to name Mr. Spier as CEO) were thoroughly investigated by the Company's independent auditors, the Company's Director of Internal Audit, and disinterested board members, all of which concluded that the matter had been satisfactorily resolved. This issue, including the views of Messrs. Lyons and Spier, was fully discussed in the Company's Proxy Statement dated December 31, 1996, relating to its most recent annual stockholder's meeting.

     The December 31, 1996 Proxy Statement also encompasses certain of the concerns expressed by Mr. Lyons concerning Director John Hardesty. With respect to the Board's appointment of Mr. Hardesty, the Board (except for Messrs. Lyons and Spier) disagreed, and continues to disagree, with the view of Messrs. Lyons and Spier regarding Mr. Hardesty's experience and qualifications to serve as a member of the Board of Directors. The Board (except for Messrs. Lyons and Spier) believes that Mr. Hardesty is an experienced businessman who brings distinction and talent to the Board. Moreover, with respect to allegations made by Messrs. Lyons and Spier regarding certain of Mr. Hardesty's securities trading activity, the Board requested and then carefully reviewed reports prepared by an independent board member and independent outside securities counsel regarding the legality of Mr. Hardesty's trading. Both reports concluded that Mr. Hardesty had acted entirely legally.



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     Finally,  the Company also vigorously  denies Mr. Lyons allegation that the
Board has in any way quashed independent review and supervision of management actions. None of the examples cited in the Lyons letter supports his conclusion, first, under the Company's bylaws, appropriate responsibility for compensation decisions lies with the Board. Second, the Board followed all recommendations made by the director of internal audit and its independent outside auditors with respect to effective internal controls. Third, the Board's reconstitution of the Audit and Compensation Committees was consistent with the Company's bylaws and entirely proper. Fourth, the Company's 1996 Proxy Statement complied fully with all federal securities law requirements. Finally, the Board was under no obligation to nominate Mr. Lyons for re-election as a director and its decision not to do so was based on a number of legitimate factors. The Board (except for Messrs. Lyons and Spier) believes in good faith that it is in the Company's and its stockholders' best interest that Mr. Lyons not continue as a member of the Board.

     Further, the Company believes that Mr. Lyons' suggestion that he was an independent director is also misleading. Mr. Lyons was a designee of Mr. Spier and a representative of Mr. Spier's investor group which owns approximately 14 1/2% of the Company's common stock, and Mr. Lyon played a role in various matters of interest to Mr. Spier, including the Spier group's offer to purchase the Company in late 1996 and Mr. Spier's unsuccessful attempt to be appointed CEO earlier that year.

     The Company believes that it is important to note the context in which Mr. Lyons makes the statements contained in the Lyons Letter. He did not decide to resign and to submit that letter until after the Board had decided not to nominate him for re-election as a director. In that light, the Board views as pretextual his asserted reasons for resigning.

     In addition, while many of the allegations made in the Lyons Letter repeat statements made earlier by either Mr. Lyons or Mr. Spier, the Company also believes it important to note that none of these complaints surfaced until after the Board had declined Mr. Spier's request to become Chief Operationg Officer.

     In sum, the Board believes that Mr. Lyons has attempted to use his resignation as a vehicle to harass the Company, which the Board views as inconsistent with Mr. Lyons' responsibility as a director.



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Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (c)      Exhibits.

                   Exhibit 17 Letter to the Company from Mr. William P. Lyons, dated July 30, 1997.

                   Exhibit 99 Letter from the Company to Mr. William P. Lyons, dated August 6, 1997

































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                VIDEO LOTTERY TECHNOLOGIES, INC.


                                                By:  /s/ Dennis Gallagher
                                                   -----------------------------
                                                   Dennis Gallagher
                                                   General Counsel and Secretary
                                    (authorized to sign on behalf of Registrant)
Dated:  August 6, 1997



























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                                  EXHIBIT INDEX


Exhibit                                                               Page
Number         Description                                           Number
------         -----------                                           ------

Exhibit 17     Letter to the Company from Mr. William P. Lyons,       8
               dated July 30, 1997.

Exhibit 99     Letter from the Company to Mr. William P. Lyons,       19
               dated August 6, 1997.




























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